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EXHIBIT 10.3

                               SECOND AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                                      AMONG

                         AMERITRADE HOLDING CORPORATION
                                       AND
                     FIRST NATIONAL BANK OF OMAHA, AS AGENT
                                       AND
                         REVOLVING LENDERS PARTY HERETO

                          DATED AS OF DECEMBER 9, 2005

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                 SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

      THIS SECOND AMENDMENT to THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Second Amendment") entered into as of this 9 day of December, 2005, is intended to amend the terms of the Third Amended and Restated Revolving Credit Agreement (the "Agreement") dated as of the 15th day of December, 2003 (as previously amended by the First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 13, 2004 (the "First Amendment")), among AMERITRADE HOLDING CORPORATION a Delaware corporation having its principal place of business at 4211 South 102nd Street, Omaha, Nebraska 68127 (the "Borrower"), FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at 1620 Dodge Street, Omaha, Nebraska 68197-1050 ("Agent" or "FNB-O"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association having its principal place of business at 801 Grand Street, Suite 3150, Des Moines, Iowa 50309, M&I MARSHALL & ILSLEY BANK, a Wisconsin banking association having its principal place of business at 770 North Water Street, Milwaukee, Wisconsin 53201-2035, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association having its principal place of business at 1919 Douglas Street, Omaha, Nebraska 68102, and such other lenders as may become Revolving Lenders under the Agreement. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms used but not otherwise defined herein shall have the respective meanings prescribed in the Agreement.

      WHEREAS, the Borrower has announced that it intends to enter into an acquisition transaction with The Toronto Dominion Bank (the "Transaction"), which Transaction is anticipated to be consummated on or about January 24, 2006; and

      WHEREAS, in connection with the Transaction the Borrower will terminate the Agreement and the facilities provided hereunder, will pay in full all amounts owing hereunder, if any, and will enter into documents providing for an increased credit facility for approximately $2,200,000,000 (the "Syndicated Loan Facility"), as such facility is described in the notice from the Borrower to the Agent addressed November 28, 2005, (the "Syndicated Loan Facility Notice"), a copy of which is attached hereto as Attachment I to this Second Amendment; and

      WHEREAS, the Agreement is scheduled to terminate on December 12, 2005, and the parties hereto desire to extend the Agreement so that the Agreement will terminate upon the execution and delivery of the documents evidencing the Syndicated Loan Facility;

      NOW, THEREFORE, the parties hereby agree that as of the date hereof (the "Effective Date"):

1. The following definition under Article I of the Agreement is hereby amended and restated in its entirety to read as follows:

      Termination
      Date: The earlier of (a) March 12, 2006, and (b) the initial borrowing under the Syndicated Loan Facility and the simultaneous payment in full of all amounts owing under this Agreement and the other Operative Documents, or such later

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                        Termination Date as is approved in writing by the
                        Revolving Lenders.

2.    The following definitions are hereby added to Article I of the Agreement:

      Notice: The letter notice from the Borrower to the Agent dated as of November 28, 2005, which notice is attached to the Second Amendment hereto as Attachment II.

      Transaction:      The anticipated acquisition transaction with The Toronto
                        Dominion Bank, such transaction to be substantially as described in the Notice.

      Syndicated
      Loan Facility:    The loan facility described in the recitals to the
                        Second Amendment hereto.

      Syndicated
      Loan Facility
      Notice:           The notice described in the recitals to this Second
                        Amendment.

3. The first paragraph of Section 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                        2.1 Revolving Credit. Until the the Termination Date,
                  the Revolving Lenders severally agree to advance funds for general corporate purposes not to exceed the amount shown on Appendix I attached hereto, as amended from time to time (the "Base Revolving Credit Facility"), to the Borrower on a revolving credit basis.

4. Section 2.4 of the Agreement is hereby amended and restated in its entirely to read as follows:

                        2.4 Payments. On the next succeeding Business Day after
                  the end of any Fiscal Month the Borrower shall repay the amount, if any, outstanding on the Notes which in the aggregate exceeds the amount of the Base Revolving Credit Facility to be in place on the next succeeding Business Day following such Fiscal Month and, within three (3) Business Days after the end of any Fiscal Month in which the Borrower is not in compliance with the Leverage Ratio covenant in
                  Section 4.19, such amount necessary to bring the Borrower into compliance with Section 4.19. The balance of the loan, if any, shall be due on the Termination Date. All obligations of the Borrower under the Notes and under the other Operative Documents shall be payable in immediately available funds in lawful money of the United States of America at the principal office of FNB-O in Omaha, Nebraska or at such other address as may be designated by FNB-O in writing. In the event that a payment day is not a Business Day, the payment shall be due on the next succeeding Business Day.

5. The Revolving Lenders hereby acknowledge receipt of the Notice and the Syndicated Loan Facility Notice and agree that such notices shall be sufficient to meet the notice requirements of Sections 4.5, 4.13 and 4.17 of the Agreement, to the extent notice is required under any such section; provided, however, that the Borrower hereby covenants and agrees to provide to the Agent additional notices if there shall be any material change in the Transaction or the

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      Syndicated Loan Facility as described in such notices, including without limitation any material delay or postponement of such anticipated transactions. Notwithstanding the acknowledgment of the receipt and sufficiency of the Notice and the Syndicated Loan Facility Notice as referenced above, such acknowledgment does not waive any Event of Default or Potential Event of Default which may arise out of the consummation of the Transaction or the Syndicated Loan Transaction prior to the Termination Date, including without limitation any Change of Control or any breach of the financial covenants or negative covenants set forth in
      Article IV of the Agreement.

6. The form of Notes currently attached as Exhibit A to the Agreement is hereby amended and restated in its entirety to read as shown on Attachment III to this Second Amendment.

7. In consideration of the Revolving Lenders entering into this Second Amendment, the Borrower agrees to pay to the Agent on or before the Effective Date (i) an amendment and extension fee equal to the product of 2-1/2 basis points (.025%) and the existing aggregate commitment set forth in Section 2.1 of the Agreement, such fees to be fully earned and non-refundable upon execution and delivery of this Second Amendment. Such fee shall be distributed among the Revolving Lenders pro rata based on their commitments.

8. Ameritrade Online Holdings Corp. ("Ameritrade Online") and Datek Online Holdings Corp. ("Datek" and, together with Ameritrade Online, the "Guarantors") hereby reaffirm and acknowledge their respective guaranty obligations under that certain Amended and Restated Guaranty Agreement, dated as of December 15, 2003, between Ameritrade Online and the Agent, and that certain Second Amended and Restated Guaranty Agreement, dated as of December 15, 2003, between Datek and the Agent.

9.    On or prior to the Effective Date, the Borrower shall deliver to the
      Agent:

      (a)   the replacement Notes;

      (b) a certificate of an executive officer of the Borrower, dated as of the Effective Date, affirming as of such Effective Date (i) that the representations and warranties of the Borrower set forth in the Operative Documents are true and correct in all material respects as of the Effective Date, and (ii) that no Potential Event of Default or Event of Default has occurred and is continuing;

      (c) a certificate of the secretary or assistant secretary of the Borrower and each of the Guarantors that this Second Amendment has been duly authorized, executed and delivered by the Borrower and each of the Guarantors, such certificate to include a copy of corporate resolutions of the Borrower and each of the Guarantors authorizing the execution of this Second Amendment, incumbency and copies of corporate documents;

      (d) such other documents and certificates as shall be reasonably requested by the Agent to effect the intent of this Second Amendment; and

      (e)   the amendment and renewal fee described in Section 7 above.

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10.   This Second Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

11. From the Effective Date, all references in the Operative Agreements to the Third Amended and Restated Credit Agreement, dated as of December 15, 2003, shall mean such Agreement, as amended by the First Amendment and this Second Amendment. Obligations under the Notes and the Agreement are secured in accordance with the Security Agreements and the Pledge Agreements.

                            [Signature page follows]

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      IN WITNESS WHEREOF, the Borrower, the Guarantors and the Revolving Lenders
have caused this Second Amendment to the Third Amended and Restated Revolving Credit Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.

BORROWER:

                                AMERITRADE HOLDING CORPORATION

                                By: /s/ JOHN R. MACDONALD
                                    --------------------------------
                                Name: John R. MacDonald
                                Title: Executive Vice President, Chief Financial
                                       Officer and Chief Administrative Officer

GUARANTORS:

                                AMERITRADE ONLINE HOLDINGS CORP.

                                By: /s/ JOHN R. MACDONALD
                                    ---------------------------------
                                Name: John R. MacDonald
                                Title: Executive Vice President, Chief Financial
                                       Officer and Chief Administrative Officer

                                DATEK ONLINE HOLDINGS CORP.

                                By: /s/ JOHN R. MACDONALD
                                    ---------------------------------
                                Name: John R. MacDonald
                                Title: Executive Vice President, Chief Financial
                                       Officer and Chief Administrative Officer

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REVOLVING LENDERS:

                                FIRST NATIONAL BANK OF OMAHA

                                By: /s/ MARC T. WISDOM
                                    ---------------------------------
                                Name: Marc T. Wisdom
                                Title: Second Vice President

                                LASALLE BANK NATIONAL ASSOCIATION

                                By: /s/ DAVID J. GARDNER
                                    ---------------------------------
                                Name: David J. Gardner
                                Title: Vice President

                                M&I MARSHALL & ILSLEY BANK

                                By: /s/ BRENDAN P. MORAN
                                    ---------------------------------
                                Name: Brendan P. Moran
                                Title: Assistant Vice President

                                WELLS FARGO BANK, NATIONAL ASSOCIATION

                                By: /s/ RYAN K. JOHNSON
                                    ---------------------------------
                                Name: Ryan K. Johnson
                                Title: Assistant Vice President